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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

     We consent to the use in this Registration Statement of Mariner Energy, Inc. on Form S-4 of our report dated July 12, 1996 (August 14, 1996 with respect to Note 10), appearing in the Prospectus, which is part of this Registration Statement.

     We also consent to the reference to us under the headings "Selected Financial Data" and "Independent Auditors" in such Prospectus.

DELOITTE & TOUCHE LLP

Houston, Texas
September 25, 1996